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                              EXHIBIT 10.22


                        SIXTH AMENDMENT TO LEASE



     THIS SIXTH AMENDMENT TO LEASE (this "Amendment") is made as of November 12, 1996, between MENLO OAKS PARTNERS,, L.P., a Delaware limited partnership ("Landlord"), and NETWORK GENERAL CORPORATION, a Delaware corporation ("Tenant").

     THE PARTIES ENTER INTO THIS AMENDMENT based upon the following facts, understandings and intentions:

     A. Landlord and Tenant previously entered into that certain Menlo Oaks Corporate Center Standard Business Lease dated as of March 11, 1992, as amended by (i) that certain First Amendment to Lease dated as of June 18, 1992, (ii) that certain Second Amendment to Lease dated as of March 18, 1993,
(iii) that certain Third Amendment to Lease (the "Third Amendment") dated as of February 1, 1995, (iv) that certain Fourth Amendment to Lease dated as of May 31, 1995 and (v) that certain Fifth Amendment to Lease dated as of June 13, 1995 (as amended, the "Lease"), pursuant to which Landlord leased to Tenant approximately 62,920 rentable square feet of space (the "Premises") in Landlord's building (the 114500 Bohannon Building") located at 4500 Bohannon Drive, Menlo Park, California, as more particularly described in the Lease.

     B. Pursuant to the Third Amendment, Landlord granted to Tenant an option (the "Extension option") to extend the term of the Lease for an additional five (5) years until June 30, 2002. Tenant exercised its Extension Option by written notice to Landlord dated September 20, 1996.

     C. Landlord and Tenant now desire to amend the Lease to, among other things, set the Base Rent during the Extension Term. The capitalized terms used in this Amendment and not otherwise defined herein shall have the same meaning given to such terms in the Lease.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. TERM. The term of the Lease shall be extended until June 30, 2002. Tenant shall have no further options to extend the term of the Lease.

     2. BASE RENT. The monthly Base Rent during the Extension Term shall be as follows:


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     Period                     Monthly Base Rent
     ------                     -----------------

     July 1, 1997 through       One Hundred Sixty-Eight Thousand
     December 31, 1999          Six Hundred Twenty-Five and 60/100
                                Dollars ($168,625.00)

     January 1, 2000            One Hundred Eighty-Two Thousand
     through June 30, 2002      One Hundred Fifty-Three and 40/100 Dollars
                                ($182, 153.40)

     3. ENTIRE AGREEMENT. This Amendment represents the entire understanding between Landlord and Tenant concerning the subject matter hereof, and there are no understandings or agreements between them relating to the Lease or the Premises not set forth in writing and signed by the parties hereto. No party hereto has relied upon any representation, warranty or understanding not set forth herein, either oral or written, as an inducement to enter into this Amendment.

     4. CONTINUING OBLIGATIONS. Except as expressly set forth to the contrary in this Amendment, the Lease remains unmodified and in full force and effect. To the extent of any conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         "Landlord"

                         MENLO OAKS PARTNERS, L.P., a
                         Delaware Limited partnership

                         By:  AM Limited Partners, a California
                              limited partnership, as a General
                              Partner

                              By:  Amarok Menlo, Inc. a
                                   California corporation, as a
                                   General Parnter

                                   By: /s/ J. Marty Brill, Jr.
                                      ------------------------------------
                                        J. Marty Brill, Jr.
                                        President

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                         "Tenant"

                         NETWORK GENERAL CORPORATION, a
                         Delaware corporation

                         By: /s/ James T. Richardson
                             ---------------------------------------------
                         Name: James T. Richardson
                         Its: Senior Vice President, Corporate Operations and Chief Financial Officer

                         By: /s/ Bernard Whitney
                             ---------------------------------------------
                         Name: Bernard Whitney
                         Its:  Vice President and Controller